ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of May 1, 1997 between the undersigned (the "Seller") and Samco Acceptance Corp. (the "Purchaser") (the "Samco Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Samco Purchase Agreement and the Sale and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Initial Samco Receivables listed in the Schedule of Samco Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Initial Samco Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Initial Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Initial Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Initial Samco Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Initial Samco Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Samco Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [ ].




SAMCO ACCEPTANCE CORP.



By:
      Name:
      Title:

         PURCHASE AGREEMENT dated as of this [ ], 1997, by and between SAMCO ACCEPTANCE CORP., a Delaware corporation (the "Seller"), having its principal executive office at 8150 North Central Expressway, Suite 600, Lock-Box 39, Dallas, Texas, and CPS RECEIVABLES CORP., a California corporation (the "Purchaser"), having its principal executive office at 2 Ada, Irvine, California 92618.

         WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Samco Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser, which Samco Receivables together with the CPS Receivables will be transferred by the Purchaser, pursuant to the Sale and Servicing Agreement (as hereinafter defined), to CPS Auto Receivables Trust [ ] to be created thereunder, which Trust will issue notes under the Indenture (as hereinafter defined) representing indebtedness of the Trust (the "Class A Notes" and the "Class B Notes" and, together with the Class A Notes, the "Notes") [and certificates under the Trust Agreement (as hereinafter defined) representing beneficial interests in the Trust (the "Certificates" and, together with the Notes, the "Securities")] .

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Purchase Agreement shall have the meaning set forth in the Sale and Servicing Agreement and, if not defined therein, shall have the meaning set forth in the Indenture. As used in this Purchase Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):


         "Agreements" means, collectively, this Purchase Agreement and each Subsequent Purchase Agreement and the Assignments.

         "Assignment"  means  the  Initial  Assignment  and/or  any   Subsequent
Assignment.

         "Base Prospectus" means the Prospectus dated [ ] with respect to CPS Auto Grantor Trusts and any amendment or supplement thereto.

         ["Certificate   Purchase  Agreement"  means  the  Certificate  Purchase
Agreement, dated [ ] among certain investors, CPS and the Purchaser relating to the Certificates.]

         "Closing Date" means the Initial Closing Date and/or each Subsequent Closing Date.

         "CPS"  means   Consumer   Portfolio   Services,   Inc.,   a  California
corporation, and its successors and assigns.

         "CPS Initial Transferred Property" shall have the meaning specified in the CPS Purchase Agreement

         "CPS Purchase Agreement" means the purchase agreement dated as of [ ] between Consumer Portfolio Services, Inc., as seller, and CPS Receivables Corp., as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "CPS Receivable" shall have the meaning specified in the CPS Purchase Agreement.

         "Indenture" means the Indenture dated as of [ ] between CPS Auto Receivables Trust [ ], as issuer and [Norwest Bank Minnesota, National Association], as trustee.

         "Initial Closing Date" means [          ], 199[ ].

         "Initial CPS Receivables" shall have the meaning specified in the CPS Purchase Agreement.

         "Initial Receivables" means an Initial Samco Receivable and/or an Initial CPS Receivable.

         "Initial Samco Assignment" means the assignment dated [ ], by the Seller to the Purchaser, relating to the purchase of the Initial Samco Receivables and certain other property related thereto by the Purchaser from the Seller pursuant to this Purchase Agreement which shall be substantially in the form of Exhibit A to this Purchase Agreement.

         "Initial Samco Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Initial Schedule of Samco Receivables and all rights thereunder.

         "Initial Schedule of Samco Receivables" means the list of Initial Samco Receivables annexed hereto as Exhibit B.

         "Initial Schedule of CPS Receivables" means the list of CPS Receivables annexed as Exhibit B to the CPS Purchase Agreement.

         "Initial Transferred CPS Property" shall have the meaning specified in the CPS Purchase Agreement.

         "Initial  Transferred  Property"  shall have the meaning  specified  in
Section 2.1(a) hereof.

         "Initial Transferred Samco Property" shall have the meaning specified in Section 2.1(a) hereof.

         ["Note Purchase Agreement" means the Note Purchase Agreement, dated [ ] among one or more investors, CPS and the Purchaser relating to the Class B Notes.]

         "Obligor(s)" means the purchaser or co-purchasers of a Financed Vehicle or any other Person who owes or may be liable for payments under a Receivable.

         "Offering  Documents"  means  the  Prospectus   Supplement,   the  Base
Prospectus and the [Private Placement Memorandum].

         ["Private Placement Memorandum" means the Private Placement Memorandum, dated [ ], relating to the private placement of the Class B Notes and any amendment or supplement thereto.]

         "Prospectus Supplement" means the Prospectus Supplement dated [ ], relating to the public offering of the Class A Notes and any amendment or supplement thereto.

         "Purchase Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Purchaser" means CPS Receivables Corp., a California corporation, and its successors and assigns.

         "Receivable" shall have the meaning specified in the Pooling and Servicing Agreement.

         "Receivables Purchase Price" means $[        ].

         "Repurchase Event" shall have the meaning specified in Section 6.2 hereof.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of [ ], among CPS Auto Receivables Trust [ ], CPS Receivables Corp., as seller, Consumer

Portfolio Services, Inc., as originator of the Receivables and servicer, and [Norwest Bank Minnesota, National Association], as Trustee and standby servicer, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Samco" means Samco Acceptance Corp., a Delaware corporation, and its successors and assigns.

         "Samco Assignments " means the Initial Assignment and any Subsequent Assignment.

         "Samco Purchase Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Samco   Receivables"  means  an  Initial  Samco  Receivable  and/or  a
Subsequent Samco Receivable.

         "Schedule of Receivables" means the Schedule of Samco Receivables and/or the CPS Schedule of Receivables.

         "Schedule of Samco Receivables" means the list of Initial Samco Receivables annexed hereto as Exhibit B, as supplemented by each Schedule of Subsequent Samco Receivables.

         "Schedule of Subsequent Samco Receivables" means the schedule of all motor vehicle retail financing agreements sold and transferred to the Purchaser pursuant to a Subsequent Purchase Agreement, which schedule shall be deemed to supplement the Schedule of Receivables and shall be attached to the related Subsequent Assignment (and may be in the form of microfiche).

         "Seller" means Samco Acceptance Corp., a Delaware corporation, in its capacity as seller of the Samco Receivables and the other Transferred Samco Property relating thereto, and its successors and assigns.

         "Servicer" means Consumer Portfolio Services, Inc., a California corporation, in its capacity as Servicer of the Receivables, and its successors and assigns.

         "Subsequent Purchase Agreement" means a subsequent purchase agreement which shall be in substantially the form of Exhibit C to this Purchase Agreement by which the Seller will transfer Subsequent Samco Receivables.

         "Subsequent Assignment" means an assignment substantially in the form of Exhibit A to the form of Subsequent Purchase Agreement attached as Exhibit C hereto.

         "Subsequent Closing Date" means any day on which Subsequent Samco Receivables are sold to the Purchaser pursuant to a Subsequent Purchase Agreement.

         "Subsequent Receivables" means a Subsequent CPS Receivable and/or a Subsequent Samco Receivable.

         "Subsequent Samco Receivable" means each Receivable transferred to the Purchaser pursuant to a Subsequent Samco Assignment which shall be listed on the Schedule of Subsequent Receivables attached to the related Subsequent Assignment.

         "Subsequent  Transferred  Property" shall have the meaning specified in
Section 2.2(a).

         "Subsequent   Transferred   Samco  Property"  shall  have  the  meaning
specified in each Subsequent Purchase Agreement.

         "Transferred Property" means the Transferred CPS Property and the Transferred Samco Property.

         "Transferred Samco Property" means the Initial Transferred Samco Property and/or the Subsequent Transferred Samco Property.

         "Trust" means the CPS Auto Receivables Trust [ ] created by the Trust Agreement.

         "Trust Agreement" means the Trust Agreement between CPS Receivables Corp. and [Owner Trustee].

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.

         "Underwriters" means [Underwriter[s]].

         "Underwriting Agreement" means the Underwriting Agreement, dated [ ], among the Underwriters, CPS and the Purchaser relating to the [Class A] Notes [and the Class B Notes].

                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         2.1. Purchase and Sale of Receivables. On the Initial Closing Date, subject to the terms and conditions of this Purchase Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Purchase Agreement, each Subsequent Purchase Agreement and the Sale and Servicing Agreement), all of the Seller's right, title and interest in, to and under the

Initial Samco Receivables and the other Initial Transferred Samco Property relating thereto. The conveyance to the Purchaser of the Initial Samco Receivables and other Initial Transferred Samco Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Initial Transferred Samco Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                    (a) Transfer of Initial Receivables. On the Initial Closing Date and simultaneously with the transactions to be consummated pursuant to the Trust Agreement, the Indenture and the Sale and Servicing Agreement, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to
(i) the Initial Samco Receivables listed in the Schedule of Samco Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Initial Samco Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Initial Samco Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Initial Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Initial Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Initial Samco Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Initial Transferred Samco Property" and together with the Initial Transferred CPS Property, the "Initial Transferred Property").

                    (b) Receivables Purchase Price. In consideration for the Initial Samco Receivables and other Initial Transferred Samco Property described in Section 2.1(a), the Purchaser shall, on the Initial Closing Date, pay to the Seller the Receivables Purchase Price by federal wire transfer (same day) funds.

         2.2. Purchase and Sale of Subsequent Receivables. On the related Subsequent Closing Date, subject to the terms and conditions of the related Subsequent Purchase Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Purchase Agreement, each Subsequent Purchase Agreement and the Sale and Servicing Agreement), all of the Seller's right, title and interest in, to and under the Subsequent Samco Receivables and the other Subsequent Transferred Samco Property relating thereto. The conveyance to the Purchaser of the Subsequent Samco Receivables and other Subsequent Transferred Samco Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Subsequent Transferred Samco Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                    (a) Transfer of Subsequent Receivables. On the related Subsequent Closing Date the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Subsequent Samco Receivables listed in the related Schedule of Subsequent Samco Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the related Subsequent Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Samco Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent Samco Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent Samco Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Subsequent Transferred Samco Property" and together with any Subsequent Transferred CPS Property, the "Subsequent Transferred Property").

                    (b) The Seller shall transfer to the Issuer the Subsequent Samco Receivables and the Subsequent Transferred Samco Property as described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Closing Date:

                  (i) the Seller shall have provided the Trustee, the Owner Trustee, the Credit Enhancer and the Rating Agencies with an Addition Notice not later than five days prior to such Subsequent Closing Date and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Samco Receivables;

                  (ii) the Seller shall have delivered to the Owner Trustee and the Trustee a duly executed Subsequent Purchase Agreement, substantially in the form of Exhibit C, which shall include supplements to the Schedule of Samco Receivables, listing the Subsequent Samco Receivables;

                  (iii) the Seller shall, to the extent required by Section 4.2 of the Sale and Servicing Agreement, have deposited in the Collection Account all collections in respect of the Subsequent Samco Receivables;

                  (iv) as of each Subsequent Closing Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent Samco Receivables on such Subsequent Closing Date, (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

                  (v) the Funding Period shall not have terminated;

                  (vi) after giving effect to any transfer of Subsequent Samco Receivables on a Subsequent Closing Date, the Samco Receivables shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables on the related Subsequent Cutoff Dates): [ ];

                  (vii) each of the representations and warranties made by the Seller pursuant to Section 3.2 with respect to the Subsequent Samco Receivables to be transferred on such Subsequent Closing Date shall be true and correct as of the related Subsequent Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Closing Date;

                  (viii) the Seller shall, at its own expense, on or prior to the Subsequent Closing Date indicate in its computer files that the Subsequent Samco Receivables identified in the Subsequent Purchase Agreement have been sold to the Purchaser pursuant to the related Subsequent Purchase Agreement and subsequently to the Trust pursuant to the Sale and Servicing Agreement;

                  (ix) the Seller shall have taken any action required to maintain the first priority perfected ownership interest of the Trust in the Owner Trust Estate and the first priority perfected security interest of the Trustee in the Collateral;

                  (x) no selection procedures adverse to the interests of the Securityholders or the Credit Enhancer shall have been utilized in selecting the Subsequent Samco Receivables;

                  (xi) the addition of any such Subsequent Samco Receivables shall not result in a material adverse tax consequence to the Trust or the Securityholders;

                  (xii) the Seller shall have delivered (A) to the Rating Agencies and the Credit Enhancer an opinion of Counsel with respect to the transfer of such Subsequent Samco Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies and the Credit Enhancer on the related Closing Date and (B) to the Trustee the opinion of Counsel required by Section 13.2(i)(1) of the Sale and Servicing Agreement;

                  (xiii) each Rating Agency shall have confirmed that the rating on the Notes shall not be withdrawn or reduced as a result of the transfer of such Subsequent Samco Receivables to the Trust;

                  (xiv) all conditions precedent specified in the Sale and Servicing Agreement with respect to the transfer of such Subsequent CPS Receivables to the Trust by the Purchaser shall have been satisfied; and

                  (xv) the Seller shall have delivered to the Credit Enhancer and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

         The Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Subsequent Receivable on the date required as specified above, the Seller will immediately repurchase such Subsequent Receivable from the Trust, at a price equal to the Purchase Amount thereof, in the manner specified in Section 6.2 of the Sale and Servicing Agreement.

         2.3. The Closing. The sale and purchase of the Initial Samco Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820 on the Initial Closing Date, simultaneously with the closings under: (a) the CPS Purchase Agreement pursuant to which CPS will sell the Initial CPS Receivables to CPS Receivables Corp., (b) the Sale and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in and to the Initial Receivables and the other Initial Transferred Property to the Trust for the benefit of the Securityholders, (c) the Trust Agreement pursuant to which the Trust shall be formed and the Certificates issued, (d) the Indenture pursuant to which the Trust will issue the Notes, (e) the Underwriting Agreement pursuant to which the Trust shall sell the Class A Notes [and Class B Notes] to the Underwriters and [(f) the Note Purchase Agreement pursuant to which the Purchaser shall sell the Class B Notes to one or more investors [and (g) the Certificate Purchase Agreement pursuant to which the Purchaser shall sell the Certificates to one or more investors]].

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of each Closing Date (which representations and warranties shall survive such Closing Date):

                    (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Samco Receivables.

                    (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                    (c) Power and Authority. The Purchaser has the power and authority to execute and deliver the Agreements and to carry out its terms and the execution, delivery and performance of the Agreements has been duly authorized by the Purchaser by all necessary corporate action.

                    (d) Binding Obligation. The Agreements shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

                    (e) No Violation. The execution, delivery and performance by the Purchaser of the Agreements and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Sale and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of the Agreements or the Securities; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Agreements; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, the Agreements or the Securities; or (D) relating to the Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Securities.

                    (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Securities or the consummation of the other transactions contemplated by the Agreements, the Trust Agreement, the Indenture or the Sale and Servicing Agreement, except such as have been duly made or obtained.

         3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of each Closing Date:

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, and own the Samco Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination of the Samco Receivables as required by the Sale and Servicing Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of the Agreements has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Initial Samco Receivables and the other Initial Transferred Samco Property conveyed to the Purchaser pursuant to Section 2.1, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                  (v) No Violation. The execution, delivery and performance by the Seller of the Agreements and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Agreements and the Sale and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of the Agreements or the Securities; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the
         Agreements; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreements or the Securities; or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Securities.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Securities or the consummation of the other transactions contemplated by the Agreements, the Trust Agreement, the Indenture or the Sale and Servicing Agreement, except such as have been duly made or obtained.

                  (viii) Financial Condition. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by this Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

                  (ix) Fraudulent Conveyance. The Seller is not selling the Initial Samco Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Initial Samco Receivables to the Purchaser.

                    (b) The  Seller  makes  the  following  representations  and warranties as to the Samco Receivables and the other Transferred Samco Property relating thereto on which the Purchaser relies in accepting the Samco Receivables and the other Transferred Samco Property relating thereto. Such representations and warranties speak with respect to each Samco Receivable as of the Initial Closing Date or Subsequent Closing Date on which such Samco Receivable is transferred to the Purchaser and shall survive the sale, transfer, and assignment of the Samco Receivables and the other Transferred Samco Property relating thereto to the Purchaser and the subsequent assignment and transfer pursuant to the Sale and Servicing Agreement:

                  (i) Location of Receivable Files; One Original. A complete Receivable File with respect to each Samco Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B to the Sale and Servicing Agreement. There is only one original executed copy of each Samco Receivable.

                  (ii) Schedule of Receivables; Selection Procedures. The information with respect to the Samco Receivables set forth in the Schedule of Samco Receivables as the same may be amended by subsequent Schedules of Samco Receivables is true and correct in all material respects as of the close of business on the related Cutoff Date, and no selection procedures adverse to the Securityholders have been utilized in selecting the Samco Receivables.

                  (iii) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Samco Receivable shall be secured by a validly perfected first security interest in the related Financed Vehicle in favor of the Seller as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after each Closing Date).

                  (iv) Samco Receivables in Force. No Samco Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Samco Receivable in whole or in part.

                  (v) No Waiver. No provision of a Samco Receivable has been waived.

                  (vi) No Amendments. No Samco Receivable has been amended, except as such Samco Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (vii) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Initial Samco Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Initial Samco Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle securing a Initial Samco Receivable shall have been repossessed as of the Cutoff Date.

                  (viii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Samco Receivables from the Seller to the Purchaser and that the beneficial interest in and title to such Samco Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Samco Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or any such pledge has been released on or prior to the related Closing Date. Immediately prior to any transfer and assignment herein contemplated, the Seller had good and marketable title to each Samco Receivable, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such Samco Receivable, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (ix) Lawful Assignment. No Samco Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Samco Receivable under the Agreements shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Samco Receivables.

                  (x) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the Samco Receivables and the other Transferred Samco Property have been made, taken or performed.

                  (xi)  Casualty.   No  Financed  Vehicle  related  to  a  Samco
         Receivable has suffered a Casualty.

                  (xii) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the

         Samco Receivables (including, but not limited to under dealer reserves) as a result of the purchase of the Samco Receivables.

                  (xiii)  Full  Amount  Advanced.  The full amount of each Samco
         Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. No Obligor with respect to a Samco Receivable has any option under the Samco Receivable to borrow from any Person additional funds secured by the related Financed Vehicle.

                  (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the Initial Samco Receivables pursuant to this Agreement shall be "without recourse" to the Seller except for the representations, warranties and covenants made by the Seller in this Purchase Agreement.


                                   ARTICLE IV

                                   CONDITIONS

         4.1. Conditions to Obligation of the Purchaser. On the applicable Closing Date, the obligation of the Purchaser to purchase the Samco Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the related Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Samco Receivables have been sold to the Purchaser pursuant to the Agreements and shall deliver to the Purchaser the Schedule of Samco Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete.

         (c) Receivable Files Delivered. The Seller shall, at its own expense, deliver the related Receivable Files to the Trustee at the offices specified in Schedule B to the Sale and Servicing Agreement on or prior to the related Closing Date.

         (d) Documents to be delivered by the Seller on each Closing Date.

                  (i) The Assignment. On each Closing Date, the Seller will execute and deliver the applicable Assignment. The Initial Assignment shall be substantially in the form of Exhibit A hereto and any Subsequent Assignment shall be in the form of Exhibit A to the form of Subsequent Purchase Agreement attached as Exhibit C hereto.

                  (ii) Evidence of UCC-1 Filing. On or prior to the related Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Samco Receivables and the other Transferred Samco Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Samco Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to such Closing Date.

                  (iii) Other Documents. On or prior to the Closing Date, the Seller shall deliver such other documents as the Purchaser may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Trust Agreement, the Indenture, the Sale and Servicing Agreement the Initial CPS Purchase Agreement, the Underwriting Agreement [,the Note Purchase Agreement and the Certificate Purchase Agreement] shall be consummated on the Initial Closing Date.

         4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Samco Receivables to the Purchaser is subject to the satisfaction of the following conditions on each Closing Date:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. The Purchaser will deliver to the Seller the purchase price for the related Samco Receivables (on the Initial Closing Date as provided in Section 2.1(b)). The Seller hereby directs the Purchaser to wire such purchase price pursuant to wire instructions to be delivered to the Purchaser on or prior to the Closing Date.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Purchaser as follows:

         5.1.  Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Samco Receivables and the other Transferred Samco Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Samco Receivables and the other Transferred Samco Property. The Seller shall cause to be delivered to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so at the expense of the Seller.

                    (b) Name and Other Changes. At least 60 days prior to the date the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trustee, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office, the Seller shall give the Trustee, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Purchaser written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Seller shall within five days after the effective date thereof, file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

                    (c) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale to the Purchaser of the Samco Receivables hereunder, the Seller's master computer records (including any back-up archives) that refer to a Samco Receivable shall indicate clearly the interest of the Purchaser in such Samco Receivable and that such Samco Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a Samco Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Samco Receivable shall have been paid in full or repurchased.

                    (d) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile or light- duty truck receivables (other than the Samco Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Samco Receivable, shall indicate clearly that such Samco Receivable has been sold and is owned by the Purchaser unless such Samco Receivable has been paid in full or repurchased.

                    (e) Access to Records. The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Samco Receivable.

                    (f) List of Receivables. Upon request, the Seller shall furnish to the Purchaser, within five Business Days, a list of all Samco Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of Samco Receivables.

         5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Sale and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Samco Receivables against all claims of third parties claiming through or under the Seller.

         5.3. Chief Executive Office. During the term of the Samco Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

         5.4. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Samco Receivables.

         5.5. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall cause to be delivered to the Trustee at the location specified in Schedule B to the Sale and Servicing Agreement the Receivables Files relating to the Samco Receivables. The Seller shall have until the last day of the second Collection Period following receipt of notification that there has been a failure to deliver a file with respect to a Samco Receivable or that a file is unrelated to the Receivables identified in Schedule A to the Sale and Servicing Agreement or that any of the documents referred to in Section 3.3 of the Sale and Servicing Agreement are not contained in a Receivable File, to deliver such file or any of the aforementioned documents required to be included in such Receivable File to the Trustee. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee and notice thereof to Samco, the Seller hereby agrees to repurchase any such Receivable from the Trust as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the

Purchase Amount in the manner specified in Section 4.5 of the Sale and Servicing Agreement. The sole remedy hereunder of the Trustee, the Trust or the Securityholders with respect to a breach of this Section 5.5, shall be to require the Seller to repurchase the Receivable pursuant to this Section 5.5. Upon receipt of the Purchase Amount, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

         5.6. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Samco Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

         (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle related to a Samco Receivable.

         (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under the Agreements, or by reason of reckless disregard of the Seller's obligations and duties under the Agreements.

         Indemnification under this Section 5.6 shall include reasonable fees and expenses of litigation and shall survive payment of the Notes and Certificates. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         5.7. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all certificates issued by the Trust or a similar trust formed by the Purchaser have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser or by the Trust.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         6.1. Obligations of Seller. The obligations of the Seller under the Agreements shall not be affected by reason of any invalidity, illegality or irregularity of any Samco Receivable.

         6.2. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee, the Insurer and the Securityholders, that (i) the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof (without regard to any limitations regarding the Seller's knowledge) and (ii) the failure of the Seller to timely comply with its obligations pursuant to Section 5.5 hereof, shall constitute events obligating the Seller to repurchase the affected Samco Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Trust. Unless the breach of any of the Seller's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to the Purchaser and the Seller of such breach, the Seller shall repurchase any Samco Receivable if such Samco Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Samco Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, the Seller shall purchase such aggregate Principal Balance of Samco Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Samco Receivables in the aggregate. The provisions of this Section 6.2 are intended to grant the Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith the Seller waives any requirement of prior demand against the Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in Section 5.6 of the Sale and Servicing Agreement. The sole remedy hereunder of the Securityholders, the Trust, the Insurer, the Trustee or the Purchaser against the Seller with respect to any Repurchase Event shall be to enforce the Seller's obligation to repurchase such Samco Receivables pursuant to this Agreement; provided, however, that the Seller shall indemnify the Trustee, the Insurer, the Trust and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Purchaser shall cause the Trustee to release the related Receivables File to the Seller and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Seller title to the Samco Receivable. Notwithstanding the foregoing, if it is determined that consummation of the transactions contemplated by the Sale and Servicing Agreement and the other transaction documents referenced in such Agreement, servicing and operation of the Trust pursuant to such Agreement and such other documents, or the ownership of a Security by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") for which no statutory exception or administrative exemption applies, such violation shall not be treated as a Repurchase Event.

         6.3. Seller's Assignment of Purchased Receivables. With respect to all Samco Receivables repurchased by the Seller pursuant to the Agreements, the Purchaser shall assign, without recourse except as provided herein, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Samco Receivables, and all security and documents relating thereto.

         6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that each conveyance under the Agreements be a sale of the Samco Receivables and the other Transferred Samco Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the Samco Receivables and the other Transferred Samco Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of Texas) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Samco Receivables and the other Transferred Samco Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Securities and the repayment of amounts owed to the Purchaser from the Seller.

         6.5. Trust. The Seller acknowledges that the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Purchase Agreement and the CPS Purchase Agreement to the Trustee for the benefit of the Securityholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Purchase Agreement, including under Sections 6.2 and 6.4 hereof are intended to benefit such Trust and the Securityholders. The Seller also acknowledges that the Trustee on behalf of the Securityholders as assignee of the Purchaser's rights hereunder may directly enforce, without making any prior demand on the Purchaser, all the rights of the Purchaser hereunder including the rights under Section 6.2 and 6.4 hereof. The Seller hereby consents to such sale and assignment.

         6.6. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser with the consent of the Insurer; provided, however, that (i) any such amendment that materially adversely affects the rights of the Class A Noteholders under the Sale and Servicing Agreement must be consented to by the holders of Class A Notes representing 51% or more of the outstanding principal amount Class A Notes, (ii) any such amendment that materially adversely affects the rights of the Class B Noteholders under the Sale and Servicing Agreement must be consented to by the holders of Class B Notes representing 51% or more of the outstanding principal amount Class B Notes and (iii) any amendment that materially adversely affects the rights of the Certificateholders under the Sale and Servicing Agreement must be consented to by the holders of Certificates representing 51% or more of the Certificate Balance.

         6.7. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under the Agreements shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         6.8. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

         6.9. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Purchase Agreement.

         6.10. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Purchase Agreement shall remain in full force and effect and will survive each closing hereunder.

         6.11. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Samco Receivables, under the Sale and Servicing Agreement or as required by law.

         6.12. Headings and Cross-References. The various headings in this Purchase Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Purchase Agreement. References in this Purchase Agreement to Section names or numbers are to such Sections of this Purchase Agreement.

         6.13. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Trustee for the benefit of the Securityholders and the Insurer shall be third party beneficiaries with respect to this Purchase Agreement, provided, however, that no third party other than the Trustee for the benefit of the Securityholders and the Insurer shall be deemed a third party beneficiary of this Purchase Agreement.

         6.14. Governing Law. THIS PURCHASE AGREEMENT AND THE ASSIGNMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.15. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


CPS RECEIVABLES CORP.


By:
      Name:
      Title:



SAMCO ACCEPTANCE CORP.


By:
      Name:
      Title:

                                                                Exhibit A

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of May 1, 1997 between the undersigned (the "Seller") and CPS Receivables Corp. (the "Purchaser") (the "Samco Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Samco Purchase Agreement and the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the Initial Samco Receivables listed in the Schedule of Samco Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Initial Samco Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Initial Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Initial Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Initial Samco Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Initial Samco Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Samco Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [ ].




SAMCO ACCEPTANCE CORP.


By:
      Name:
      Title:

                                    Exhibit B
                          Schedule of Samco Receivables

                               See Following Page

                                                                EXHIBIT C


                      FORM OF SUBSEQUENT PURCHASE AGREEMENT


         THIS SUBSEQUENT PURCHASE AGREEMENT (the "Subsequent Agreement") is made and entered into as of by and between SAMCO ACCEPTANCE CORP., a Delaware corporation (the "Seller"), and CPS RECEIVABLES CORP., a California corporation (together with its successors and assigns, the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser, as purchaser, has agreed to purchase from the Seller, as seller, and the Seller, pursuant to the Samco Purchase Agreement (the "Samco Purchase Agreement") dated as of [ ], between the Purchaser and the Seller, is transferring to the Purchaser the Subsequent Samco Receivables listed on the Schedule of Subsequent Samco Receivables annexed hereto as Exhibit A (the "Subsequent Samco Receivables") and Subsequent Transferred Samco Property.

         NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   Definitions

         SECTION 1. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Samco Purchase Agreement.

         SECTION 2. Conveyance of Subsequent Receivables. For value received, in accordance with the Samco Purchase Agreement, the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (but without limitation of its obligations under the Samco Purchase Agreement), all right, title and interest of the Seller in and to: (i) the Subsequent Samco Receivables listed in the related Schedule of Subsequent Samco Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the related Subsequent Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Samco Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent Samco Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent Samco Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Subsequent Transferred Samco Property" and together with any Subsequent Transferred CPS Property, the "Subsequent Transferred Property").

         SECTION 3. Consideration for Subsequent Transferred Property. In consideration for the Subsequent Samco Receivables and other Subsequent Transferred Samco Property, subject to the terms and conditions hereof, the purchase price for the Subsequent Samco Receivables, in the amount of [$ ], shall be paid by the Purchaser in cash to the Seller on the Subsequent Closing Date.

         SECTION 4. Representations and Warranties of the Seller. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Seller contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         SECTION 5. Representations and Warranties of the Purchaser. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Purchaser contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed this __ day of _________, but effective as of the date and year first written above.


                                SAMCO ACCEPTANCE CORP., as Seller



                                By:
                                     Name:
                                     Title:



                                CPS RECEIVABLES CORP.,
                                  as Purchaser



                                By:
                                     Name:
                                     Title:

                EXHIBIT A TO SUBSEQUENT SAMCO PURCHASE AGREEMENT

                       FORM OF SUBSEQUENT SAMCO ASSIGNMENT

     For value received, in accordance with the Purchase Agreement dated as of [ ], 1997, as heretofore amended, supplemented or otherwise modified (the "Samco Purchase Agreement"), among the undersigned, as Seller, and CPS Receivables, Corp. (the "Purchaser"), the undersigned does hereby transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations in the Samco Purchase Agreement and the Sale and Servicing Agreement) all right, title and interest of the Seller in and to: (i) the Subsequent Samco Receivables listed in the related Schedule of Subsequent Samco Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the related Subsequent Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Samco Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Samco Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent Samco Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent Samco Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent Samco Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each
Subsequent Samco Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Subsequent Transferred Samco Property" and together with any Subsequent Transferred CPS Property, the "Subsequent Transferred Property").

     The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Subsequent Samco Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of each of the undersigned contained in the Samco Purchase Agreement and is to be governed by the Samco Purchase Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Samco Purchase Agreement.

     This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of [ ].

                                     SAMCO ACCEPTANCE CORP.


                                     By:
                                         Name:
                                         Title:


                                       A-2